UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 9, 2004


                         FLATBUSH FEDERAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

  Federal                            000-50377                  11-3700733
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(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
 of incorporation)

 2146 Nostrand Avenue, Brooklyn, New York                                11210
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (718) 859-6800
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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Item 2.02. Results of Operations and Financial Condition

          The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

          The Company announced its September 30, 2004 financial results by release. The press release is included as an exhibit.

Item 9.01. Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired. Not Applicable

          (b)  Pro forma financial information. Not Applicable

          (c)  Exhibits

               Attached as Exhibit 99.1 is Flatbush Federal Bancorp, Inc.'s (the "Company") press release reporting earnings for the quarter and nine months ended September 30, 2004.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  FLATBUSH FEDERAL BANCORP, INC.




                                                  By:  /s/ Anthony J. Monteverdi
                                                       -------------------------
                                                       Anthony J. Monteverdi
                                                       Chairman, President and
                                                       Chief Executive Officer

DATE: November 9, 2004
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                                  EXHIBIT INDEX

99.1 Press release  dated  November 9, 2004  reporting  earnings for quarter and
                           ----------------
     nine months ended September 30, 2004.